UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2024

PLANET 13 HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56374	83-2787199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2548 West Desert Inn Road, Suite 100 Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

(702) 815-1313
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.08.

Item 8.01. Other Events.

2024 Annual Meeting of Shareholders

On January 23, 2024, Planet 13 Holdings Inc.’s (the “Company”) Board of Directors (the “Board”) issued a press release announcing that the 2024 annual meeting of shareholders (“2024 Annual Meeting”) will be held on June 11, 2024. The Board also set a record date of April 12, 2024, entitling shareholders of record as of such date to notice of and to vote at the 2024 Annual Meeting. The Company will provide additional details regarding the exact time, location, and matters to be voted on at the 2024 Annual Meeting in the Company’s proxy statement for the 2024 Annual Meeting to be filed with the Securities and Exchange Commission prior to the 2024 Annual Meeting. In accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing shareholders of the deadlines with respect to the submission of (i) proposals intended to be included in the Company’s proxy statement under Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”) and (ii) proposals under the advance notice provisions of the Company’s bylaws (“Bylaws”) applicable to shareholders desiring to bring nominations for directors or proposals other than pursuant to Rule 14a-8.

Deadline for Rule 14a-8 Shareholder Proposals

To be considered for inclusion in proxy materials for the 2024 Annual Meeting, shareholder proposals submitted pursuant to Rule 14a-8 and intended to be presented at the 2024 Annual Meeting must be received by the Company’s Secretary at Planet 13 Holdings Inc., 4675 West Teco Ave., Suite 250, Las Vegas, Nevada 89118 no later than the close of business (Pacific Daylight Time) on March 13, 2024, which the Company believes to be a reasonable time before it expects to begin to print and send its proxy materials for the 2024 Annual Meeting. Any proposal received after such date will be considered untimely. All Rule 14a-8 proposals must be in compliance with applicable laws and regulations in order to be considered for inclusion in the Company’s proxy materials for the 2024 Annual Meeting.

Advance Notice Deadline for Director Nominations and Other Shareholder Proposals

The Bylaws include separate advance notice provisions applicable to shareholders desiring to bring nominations for directors or to bring proposals before an annual meeting of shareholders other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, shareholders give timely written notice to the Company’s Secretary regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws. To be timely, a shareholder who intends to present nominations or a proposal at the 2024 Annual Meeting other than pursuant to Rule 14a-8 must provide the information set forth in the Bylaws to the Company’s Secretary no earlier than close of business on February 12, 2024 (the 120th day prior to the 2024 Annual Meeting date) and no later than close of business on March 13, 2024 (the later of the 90th day prior to the 2024 Annual Meeting date or the tenth day after public disclosure of the 2024 Annual Meeting date).

The Company’s press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated January 23, 2024.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Planet 13 Holdings Inc.

Date: January 23, 2024	By:	/s/ Robert Groesbeck
	Name	Robert Groesbeck
	Its:	Co-Chief Executive Officer

Date: January 23, 2024	By:	/s/ Larry Scheffler
	Name:	Larry Scheffler
	Its:	Co-Chief Executive Officer

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